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                              AMENDED AND RESTATED
                         COGNIZANT TECHNOLOGY SOLUTIONS
                        KEY EMPLOYEES' STOCK OPTION PLAN

1. Purpose of the Plan

The purpose of the Plan is to aid the Company and its Subsidiaries in securing and retaining key employees of outstanding ability and to motivate such employees to exert their best efforts on behalf of the Company and its Subsidiaries by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2. Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

         (a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

         (b) Appraised Company Value: The value of the Company, determined as provided below. The Appraised Company Value as of any date (a "Valuation Date") shall be determined by the Committee based upon an independent valuation conducted by an investment bank or other professional firm retained for that purpose by the Committee, or such other valuation methods as the Committee, in its discretion, deems appropriate. All determinations of the Committee as to the amount of the Appraised Company Value shall be binding and conclusive on all Participants and all other persons. The Appraised Company Value is an arbitrary valuation, and is not represented as being the actual fair market value of the Company or the price at which Shares would sell in a private sale or public market.

         (c) Applicable Valuation Date: The meaning set forth in Section 9 of the Plan.

         (d)      Award: An Option granted pursuant to the Plan.

         (e) Beneficial Owner: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

         (f)      Board: The Board of Directors of the Company.

         (g) Change in Control: The occurrence of any of the following events:



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                  (i)      any Person (other than (A) the Company, (B) any
                           trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any Subsidiaries of the Company, (D) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company or (E) Cognizant or its Subsidiaries or, upon the consummation of the reorganization of Cognizant, IMS Health Incorporated or its Subsidiaries), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then-outstanding securities;

                  (ii) during any period of twenty-four months (not including any period prior to the date of an IPO), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(g) (i),(iii) or
                           (iv) of the Plan, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's shareholders is or was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously, so approved, cease for any reason to constitute at least a majority thereof;

                  (iii) the shareholders of the Company approve any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and
                           (B) after which no Person holds 35% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity; or

                  (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or

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                           disposition by the Company of all or substantially
                           all of the Company's assets;

                           provided, however, that an IPO, as defined below, shall not constitute a Change in Control.

         (h) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

         (i) Cognizant: Cognizant Corporation, a Delaware corporation, and its successors and assigns.

         (j) Committee: The Stock Option Committee of the Board, which shall consist of two or more directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and "outside directors" within the meaning of Section 162(m) of the Code (or any successor Section thereto).

         (k) Company: Cognizant Technology Solutions Corporation, a Delaware corporation.

         (l) Controlling Interest: Solely for purposes of this Plan, thirty-five percent (35%) or more of the issued and outstanding shares of capital stock of the Company determined assuming all securities issued by the Company (other than stock options issued under this Plan or to employees of the Company and its affiliate and subsidiary corporations) convertible into or exercisable for capital stock of the Company had been converted and exercised in full.

         (m) Controlling Interest Sale: The sale or transfer of (i) a Controlling Interest of the Company, other than an IPO as defined below, or (ii) all or substantially all of the assets of the Company, in one or a related series of related transactions, provided, in either case (i) or (ii), such sale or transfer is to any person of which neither Cognizant nor any of its direct or indirect subsidiaries (a) owns 50 percent or more of any class of equity securities nor (b) has over 50 percent of the voting power of all classes of capital stock combined.

         (n) Disability: Inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(e) (3) of the Code (or any successor section thereto). The determination whether a Participant has suffered a Disability shall be made by the Committee based upon such evidence as it deems necessary and appropriate, and shall be conclusive and binding on the Participant. A Participant shall not be considered disabled unless he or she furnishes such medical or other


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                  evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

         (o) Effective Date: The date on which the Plan takes effect, as defined pursuant to Section 18 of the Plan.

         (p) Fair Market Value: With respect to Shares or any other property, the fair market value as determined in its sole discretion by the Committee or in the manner established by the Committee from time to time.

         (q) IPO: The closing of an initial public offering of equity securities of the Company registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         (r) Option: A stock option granted pursuant to Section 7 of the Plan.

         (s) Option Price: The purchase price per Share of an Option, as determined pursuant to Section 7(a) of the Plan.

         (t) Participant: An individual who is selected by the Committee to participate in the Plan pursuant to Section 5 of the Plan.

         (u) Person: As such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

         (v) Plan: This Amended and Restated Cognizant Technology Solutions Key Employees' Stock Option Plan, as amended from time to time.

         (w)      Post-Retirement Exercise Period: The meaning set forth in
                  Section 7(e) of the Plan.

         (x) Purchase Request: The meaning set forth in Section 9(a) of the Plan.

         (y) Retirement: Termination of employment with the Company or a Subsidiary of the Company or of Cognizant after such Participant has attained age 55 and five years of service with the Company or a subsidiary of the Company or of Cognizant; or, with the prior written consent of the Committee that such termination be treated as a Retirement hereunder, termination of employment under other circumstances.

         (z) Selling Stockholder: The meaning set forth in Section 9(a) of the Plan.

         (aa) Shares: Shares of Class A Common Stock, $.01 par value, of the Company.


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         (bb)     Special Exercise Period: The meaning set forth in Section 7(e)
                  of the Plan.

         (cc) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

         (dd) Valuation Date: The meaning set forth in Section 2(b) of the Plan.

3. Shares Subject to the Plan

     The total number of Shares which may be issued under the Plan is 698,750. The maximum number of Shares for which Awards may be granted during a calendar year to any Participant shall be 260,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares, or the payment of cash upon the exercise of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards which terminate or lapse may be granted again under the Plan.

4. Administration

     The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto). The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of an Award. If the chief executive officer of the Company is a member of the Board, the Board by specific resolution may constitute such chief executive officer as a committee of one which shall have the authority to grant Awards of up to an aggregate of 16,250 Shares in each calendar year to each Participant who is not subject to the rules promulgated under Section 16 of the Act (or any successor section thereto); provided, however, that such chief executive officer shall notify the Committee of any such grants made pursuant to this Section 4.

5. Eligibility

     Key employees (but not members of the Committee or any person who serves only as a director) of the Company and its Subsidiaries and, if the Committee approves, of Cognizant and any Subsidiary or other entity controlled, directly or indirectly by Cognizant, who are from time to time responsible for the management, growth and protection of the business of the Company and its Subsidiaries, are eligible to be granted Awards under the Plan. Participants shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of Shares to be covered by the Awards granted to each Participant.

6. Limitations

     No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

7. Terms and Conditions of Options

     Options granted under the Plan shall be, as determined by the Committee, non-qualified, incentive or other stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

         (a) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

         (b) Exercisability. Options granted under the Plan shall be exercisable at the following times and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted:

                  (i) Each Option will be exercisable on or after April 1, 2006, and until and including April 30, 2006.

                  (ii) Notwithstanding paragraph (i), if an IPO or a Controlling Interest Sale occurs prior to April 1, 2006, each Option grant will become exercisable as follows:

                           (A)      25% upon the later of (x) the first
                                    anniversary of the grant or (y) the
                                    occurrence of the IPO or Controlling
                                    Interest Sale;

                           (B) 25% upon the later of (x) the second anniversary of the grant or (y) the occurrence of the IPO or Controlling Interest Sale;

                           (C)      25% upon the later of (x) the third
                                    anniversary of the grant or (y) the
                                    occurrence of the IPO or Controlling
                                    Interest Sale;


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

                           (D) 25% upon the later of (x) the fourth anniversary of the grant or (y) the occurrence of the IPO or Controlling Interest Sale.

         (c) Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all or any part of the Shares for which it is then exercisable. For purposes of Section 7 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii) or (iii) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash (including cash advanced by a Participant's stockbroker under a loan in which the Option Shares are held as collateral), (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and partly in such Shares, (iv) through the withholding of Shares (which would otherwise be delivered to the Participant) with an aggregate Fair Market Value on the exercise date equal to the aggregate Option Price or (v) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased. The Award agreement shall, unless otherwise provided by the Committee, permit the Participant to elect, subject to such terms and conditions as the Committee shall determine, to have the number of Shares deliverable to the Participant as a result of the exercise reduced by a number sufficient to pay the amount the Company determines to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of the Option. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

         (d) Exercisability Upon Termination of Employment by Death or Disability. If a Participant's employment with the Company and its Subsidiaries terminates by reason of death or Disability after the date of grant of an Option, an unexercised Option may thereafter be exercised during the shorter of
(i) the remaining stated term of the Option or (ii) five years after the date of death or Disability, but only to the extent the Option was exercisable at the time of such termination of employment or becomes exercisable during such later period.

         (e) Exercisability Upon Termination of Employment by Retirement. If a Participant's employment with the Company and its Subsidiaries terminates by reason of Retirement after the date of grant of an Option, an unexercised Option may thereafter be exercised during the shorter of (i) the remaining stated term of the Option or (ii) five years after the date of such termination of employment (the "Post-Retirement Exercise Period"), but only to the extent to which such Option was exercisable at the time of such termination of employment or becomes exercisable during the Post-Retirement Exercise Period; provided, however, that if a Participant dies within a period of five years after such termination of employment, an unexercised Option may thereafter be exercised, during the shorter of (i) the remaining stated term of the Option or (ii) the period that is the longer of (A) five years after the date of such termination of employment or (B) one year after the date of death (the "Special Exercise


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Period"), but only to the extent to which such Option was exercisable at the time of such termination of employment or becomes exercisable during the Special Exercise Period.

         (f) Effect of Other Termination of Employment. If a Participant's employment with the Company and its Subsidiaries terminates for any reason other than death or Disability under the circumstances of Section 7(d), or Retirement, after the date of grant of an Option as described above, an unexercised Option may thereafter be exercised during the period ending 90 days after the date of such termination of employment, but only to the extent to which such Option was exercisable at the time of such termination of employment. Notwithstanding the foregoing, the Committee may, in its sole discretion, accelerate the vesting of unvested Options held by a Participant if such Participant is terminated from employment without "cause" (as such term is defined by the Committee in its sole discretion) by the Company.

         (g) For purposes of the Plan and any Awards, the following events shall not be deemed a termination of employment of a Participant:

             (i) a transfer to the employment of the Company from one of its
                 Subsidiaries or from the Company to one of its Subsidiaries, or from one Subsidiary of the Company to another, or

            (ii) an approved leave of absence for military service or
                 sickness, or for any other purpose approved by the Company, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, or


           (iii) if the Committee approves, a transfer to or from the employment of Cognizant or an entity owned or controlled, directly or indirectly, by Cognizant.

For purposes of the Plan, employees of a Subsidiary of the Company shall be deemed to have terminated their employment on the date on which such subsidiary ceases to be a Subsidiary of the Company.

8. Restrictions on Transfer

Without the prior written consent of the Committee, no Shares acquired upon exercise of an Option may be sold, transferred, pledged or otherwise disposed of, voluntarily or involuntarily, until the occurrence of an IPO or a Controlling Interest Sale, except as provided in Section 9. In addition to said restrictions, no Participant may, in connection with the Company's IPO, sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of or otherwise dispose of any Shares, or purchase any call or put option for any Shares, without the prior written consent of Company or its underwriters, for such period of time from the date of the IPO as may be specified by the Company.

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

9. Sales to Company

         (a) On or after April 1, 2007, if no IPO has theretofore occurred, the Company shall, upon written request (the "Purchase Request") of the Participant or his or her legal representative, acquire from the Participant or his or her estate (the "Selling Stockholder") all Shares purchased under the Option and which are requested by such Selling Stockholder to be acquired in the Purchase Request, at the purchase price determined under Section 9(c) and on a date set forth in the Purchase Request that is at least 30 days after the delivery of the Purchase Request. The purchase price shall be paid in four equal annual installments, the first of which shall be paid on the date of delivery of Share certificates pursuant to Section 9(c) (but in no event earlier than 30 days after receipt by the Company of the Purchase Request); provided, however, that the Committee in its sole discretion may accelerate said installment payments to one or more earlier dates. No interest shall be due or payable on any installment of the purchase price.

         (b) On or after April 1, 2011, if an IPO has not theretofore occurred, the Company shall have the continuing right and option, but not the obligation, to purchase any Shares acquired under an Option, at the purchase price determined under Section 9(c). The notice of exercise by the Company of this right and option shall state the place, date and time for consummation of the purchase, which shall be not less than 10 nor more than 30 days after the date of such notice. The Company may assign its right and option under this Section 9(b), in whole or in part, to any other person designated by it.

         (c) The per share purchase price for Shares acquired under this Section 9 shall be the Appraised Company Value as at the Applicable Valuation Date, as defined below, divided by the total number of shares of capital stock of the Company which are issued and outstanding of record on the date on which the Shares are acquired by the Company, with all outstanding securities (including all options and warrants and convertible stock) of the Company which are convertible into or exercisable for capital stock of the Company being deemed fully converted or exercised to the extent exercise or conversion is then permitted thereunder. The purchase price for Shares acquired under this Section 9 shall be paid only upon delivery to the Company of the certificates for the Shares to be sold together with stock assignments therefor duly executed in blank with guaranteed signatures, in form and substance satisfactory to the Company, clear of all liens, claims, restrictions and encumbrances other than those imposed hereunder or under applicable securities laws.

         (d) The "Applicable Valuation Date" shall be the latest Valuation Date preceding the date the Purchase Request is delivered to the Company. If no IPO has theretofore occurred, the Committee shall determine an Appraised Company Value as at December 31 of each year beginning with 2005, each such determination to be competed no later than March 31 of the following year unless the Committee otherwise consents.

10. Adjustments Upon Certain Events

     Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:


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

         (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares of other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, or any significant equity investment in the Company prior to the occurrence of an IPO or Controlling Interest Sale, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities to be issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price and/or (iii) any other affected terms of such Awards.

         (b) Change in Control. Except as otherwise provided in an Award agreement, in the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (i) the acceleration of an Award, (ii) the payment of a cash amount in exchange for the cancellation of an Award and/or (iii) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the date of the consummation of the Change in Control.

11. No Right to Employment

     The granting of an Award under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment of a Participant and shall not lessen or affect the Company's or Subsidiary's right to terminate the employment of such Participant.

12. Successors and Assigns

     The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

13.  Nontransferability of Award.

     An Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. During the lifetime of a Participant, an Award shall be exercisable only by such Participant. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Notwithstanding anything to the contrary herein, the Committee, in its sole discretion, shall have the authority to waive this Section 13 (or any part thereof) to the extent that this Section 13 (or any part thereof) is not required under the rules promulgated under any law, rule or regulation applicable to the Company.


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

14. Amendments or Termination

     The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the stockholders of the Company, would (except as is provided in Section 10 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant or (b) without the consent of a Participant, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section 10(b) of the Plan after the occurrence of a Change in Control.

15. International Participants

     With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law.

16. Choice of Law

     The Plan shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

17. Optionholder Agreements

     Options granted under this Plan shall be issued subject to the Participant's execution of an Award agreement containing the following terms and such other terms and conditions not inconsistent with the terms of the Plan as the Committee considers necessary or appropriate:

     Participant acknowledges and agrees that neither by entering into this Agreement, exercising an Option nor acquiring Shares, is he or she entering into or forming a partnership relationship, and that neither the Company nor any shareholder of it shall owe to Participant the same or substantially the same fiduciary duties that partners owe to one another, even if the Company is found to be a "close corporation". Accordingly, Participant acknowledges and agrees that, without limitation, he or she shall not, solely by virtue of acquisition or ownership of Shares, be entitled, among other things, (i) to employment by the Company; (ii) to serve as a director or officer of the Company; (iii) to receive dividends or other distributions on Shares, except as the same may be declared from time to time by the directors in their sole discretion; (iv) to have Shares redeemed by the Company when Shares of other shareholders are being redeemed; (v) to participate in or have preemptive rights with respect to any issue of capital stock, or rights to acquire capital stock of the Company, unless the directors shall have determined in their discretion to make such rights available; or (vi) to sell Shares when another shareholder is selling Shares,

     Participant further acknowledges, agrees and consents that, before and after any Shares are acquired under the Option, the Company may enter into or refrain from entering into arrangements, agreements or transactions with Cognizant or other shareholders of the Company and other entities owned, directly or indirectly, in whole or in part, by Cognizant or other shareholders of the Company, on terms less favorable than could be obtained from unaffiliated third parties (including, without limitation, making loans and advances at below market interest rates or on an interest free basis, purchasing goods and services at above market rates, and providing goods and services at below market rates or free of charge) and that the Company may make distributions of securities, cash or property to or redeem securities of the Company owned by such entities without offering same to minority stockholders and that the Company may participate in, conduct or consummate (or refrain from so doing) transactions with third parties or corporate or other recapitalizations, reorganizations and restructurings that are or could be disadvantageous to or discriminatory against minority shareholders of the Company. The Participant shall not, as a shareholder or in any other capacity, object to or seek to prevent or to delay any such transaction, arrangement or agreement to be entered into or performed by the Company, or to require the Company to enter into or perform any such transactions, agreements or arrangements or seek any legal or other redress or damages on account thereof.

     In the event Participant, or his or her estate or legal representative, shall (i) bring, commence or join in any suit, action or other proceeding against the Committee, the Company or any of the Company's affiliates or Subsidiaries, or any of their officers or directors, (a) alleging, alone or with other allegations or claims, that any action, omission to act, decision, or interpretation taken or made with respect to, under or affecting any term, provision or condition of the Plan, this Agreement or any Award granted under the Plan was not permitted or performed correctly under the terms of the Plan, this Agreement or any Award or that any such action, omission to act, decision or interpretation was illegal or wrongful or (b) challenging, contesting or seeking to prevent, delay or require any action taken or omitted to be taken, or any action to be taken or to be omitted to be taken, under the Plan or this Agreement by the Company or the Committee, (in any case, a "Participant Claim") and (ii) not prevail on all counts in such suit, action or other proceeding by final decision of a court of competent jurisdiction in favor of the Participant, or his or her estate or legal representative, which is no longer subject to any appeal or further review, then the Option shall, unless the Committee otherwise consents, immediately terminate and be null and void. Notwithstanding any other term or provision of this Agreement during the pendency of any Participant Claim the Option may not be exercised. If the Option terminates pursuant to its terms during the pendency of a Participant Claim, Participant, and his or her estate and legal representatives, shall be limited to receive and be paid only monetary damages if and to the extent awarded if they prevail in any Participant Claim, and in no event shall they be granted or receive any Share unless the Company otherwise consents.

     Participant shall take no actions to limit or impair the effectiveness of the provisions of this Agreement and if Participant shall take or commence any such actions, the Option shall immediately terminate and any such action shall be deemed a breach of this Agreement.

18. Effectiveness of the Plan

     The Plan originally became effective on July 25, 1997. The Plan (as Amended and Restated) shall become effective on the date of the definitive Prospectus relating to the Company's IPO, subject to approval by the shareholders of the Company. Prior to such approval, Awards may be made under the Plan if they are made expressly subject to such approval.

Notice of Grant of Stock Options            Cognizant Technology Solutions
and Option Agreement                        Corporation
                                            ID:
                                            1700 Broadway
                                            New York, NY 10019

[Name]                                      Plan: Cognizant Technology Solutions
                                            Key Employees' Stock Option Plan

Effective [______], you have been granted a Non-Qualified Stock Option to buy [ ] shares of Cognizant Technology Solutions Corporation (the "Company") Class A common stock at $[___] per share.

The total option price of the shares granted is [Option Price].

The option will become fully vested on April 1, 2006; provided, that if an IPO or Controlling Interest Sale (as defined in the Plan) occurs prior to April 1, 2006, the option will vest as follows:

(A) 25% on the later of (x) the first anniversary of the grant or (y) the date of the IPO or Controlling Interest Sale;

(B) 25% on the later of (x)the second anniversary of the grant or (y) the date of the IPO or Controlling Interest Sale;

(C) 25% on the later of (x) the third anniversary of the grant or (y) the date of the IPO or Controlling Interest Sale;

(D) 25% on the later of (x) the fourth anniversary of the grant or (y) the date of the IPO or Controlling Interest Sale.

[Notwithstanding the foregoing, in the event of a Change in Control (as defined in the Plan), then such portion of this option will become immediately vested as, when added to previously vested portions of this option, will equal 50% of the option.]

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Cognizant Technology Solutions Key Employees' Stock Option Plan (as amended from time to time) which is attached to and made part of this document.



__________________________________________      _______________________________
Cognizant Technology Solutions Corporation      Date

__________________________________________      _______________________________
[Name]                                          Date

                       ADDITIONAL OPTIONHOLDER AGREEMENTS

     The optionholder who signed the attached Option Agreement ("Participant") acknowledges and agrees that neither by entering into this Agreement, exercising an Option nor acquiring Shares, is he or she entering into or forming a partnership relationship, and that neither the Company nor any shareholder of it shall owe to Participant the same or substantially the same fiduciary duties that partners owe to one another, even if the Company is found to be a "close corporation". Accordingly, Participant acknowledges and agrees that, without limitation, he or she shall not, solely by virtue of acquisition or ownership of Shares, be entitled, among other things, (i) to employment by the Company; (ii) to serve as a director or officer of the Company; (iii) to receive dividends or other distributions on Shares, except as the same may be declared from time to time by the directors in their sole discretion; (iv) to have Shares redeemed by the Company when Shares of other shareholders are being redeemed; (v) to participate in or have preemptive rights with respect to any issue of capital stock, or rights to acquire capital stock of the Company, unless the directors shall have determined in their discretion to make such rights available; or (vi) to sell Shares when another shareholder is selling Shares.

     Participant further acknowledges, agrees and consents that, before and after any Shares are acquired under the Option, the Company may enter into or refrain from entering into arrangements, agreements or transactions with Cognizant or other shareholders of the Company and other entities owned, directly or indirectly, in whole or in part, by Cognizant or other shareholders of the Company, on terms less favorable than could be obtained from unaffiliated third parties (including, without limitation, making loans and advances at below market interest rates or on an interest free basis, purchasing goods and services at above market rates, and providing goods and services at below market rates or free of charge) and that the Company may make distributions of securities, cash or property to or redeem securities of the Company owned by such entities without offering same to minority stockholders and that the Company may participate in, conduct or consummate (or refrain from so doing) transactions to with third parties or corporate or other recapitalizations, reorganizations and restructurings that are or could be disadvantageous to or discriminatory against minority shareholders of the Company. The Participant shall not, as a shareholder or in any other capacity, object to or seek to prevent or to delay any such transaction, arrangement or agreement to be entered into or performed by the Company, or to require the Company to enter into or perform any such transactions, agreements or arrangements or seek any legal or other redress or damages on account thereof.

     In the event Participant, or his or her estate or legal representative, shall (i) bring, commence or join in any suit, action or other proceeding against the Committee, the Company or any of the Company's affiliates or Subsidiaries, or any of their officers or directors, (a) alleging, alone or with other allegations or claims, that any action, omission to act, decision, or interpretation taken or made with respect to, under or affecting any term, provision or condition of the Plan, this Agreement or any Award granted under the Plan was not permitted or performed correctly under the terms of the Plan, this Agreement or any Award or that any such action, omission to act, decision or interpretation was illegal or wrongful or (b) challenging, contesting or seeking to prevent, delay or require any action taken or omitted to be taken, or any action to be taken or to be omitted to be taken, under the Plan or this Agreement by the Company or the Committee, (in any case, a "Participant Claim") and (ii) not prevail on all counts in such suit, action or other proceeding by final decision of a court of competent jurisdiction in favor of the Participant, or his or her estate or legal representative, which is no longer subject to any appeal or further review, then the Option shall, unless the Committee otherwise consents, immediately terminate and be null and void. Notwithstanding any other term or provision of this Agreement during the pendency of any Participant Claim the Option may not be exercised. If the Option terminates pursuant to its terms during the pendency of a Participant Claim, Participant, and his or her estate and legal representatives, shall be limited to receive and be paid only monetary damages if and to the extent awarded if they prevail in any Participant Claim, and in no event shall they be granted or receive any Share unless the Company otherwise consents.

     Participant shall take no actions to limit or impair the effectiveness of the provisions of this Agreement and if Participant shall take or commence any such actions, the Option shall immediately terminate and any such action shall be deemed a breach of this Agreement.